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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): November 10, 2009

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                              RF Monolithics, Inc.
             (Exact name of registrant as specified in its charter)

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           Delaware                  0-24414                  75-1638027
  (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)            File No.)             Identification No.)

                                 4441 Sigma Road
                               Dallas, Texas 75244
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 233-2903

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modification to Rights of Security Holders.

     Effective as of November 10, 2009, the Registrant and the Rights Agent (as defined below) approved the Fourth Amendment to Rights Agreement ("Fourth
Amendment") between the Registrant and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank), as Rights Agent, which amended its existing Rights Agreement, dated as of December 20, 1994 ("Rights Agreement").

     The Fourth Amendment was entered into by and between the Registrant and the Rights Agent (i) to extend the expiration date of the Rights Agreement from December 20, 2009 to December 20, 2014 and (ii) to amend Section 7(b) of the Rights Agreement to provide that the Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $10.00.

Item 7.01. Regulation FD Disclosure.

     On November 10, 2009, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of RF Monolithics, Inc. (the "Company"), approved the grant of 5,000 Restricted Stock Units ("RSUs") to each non-employee director (collectively, the "Non-Employee Directors") serving on the Board, who are Michael R. Bernique, William L. Eversole, Rick L. Herrman and Jonathan W. Ladd. These grants to each of the Non-Employee Directors will vest fully on February 28, 2010.

     As previously announced the Company has suspended payment of cash retainer and meeting fees for Non-Employee Directors.

     The foregoing grants were made pursuant to the RF Monolithics, Inc. 2006 Equity Incentive Plan, as amended (the "2006 Plan"). When and to the extent that each of the RSUs vests, subject to the terms and conditions of the award and the 2006 Plan, the recipient will be entitled to receive one share of the Company's common stock.

Item 9.01. Financial Statements and Exhibits.


Exhibit No.    Description
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4.1            Fourth Amendment to Rights Agreement, effective as of November
               10, 2009 between Registrant and Computershare Trust Company, N.A.
               (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009


                                               RF MONOLITHICS, INC.

                                               By:  /s/ Harley E Barnes III
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                                                  Harley E Barnes III
                                                  Chief Financial Officer